                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          First Savings Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                 ^^         ^^
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                          FIRST SAVINGS BANCORP, INC.
                             POST OFFICE BOX 1657
                             205 S.E. BROAD STREET
                   SOUTHERN PINES, NORTH CAROLINA 28388-1657
                                (910) 692-6222

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 30, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders (the "Meeting") of First Savings Bancorp, Inc. (the "Company") will be held on Thursday, October 30, 1997, at 10:00 a.m., Eastern Time, at the Holiday Inn, U.S. Highway 1 By-Pass, Southern Pines, North Carolina.

     The Meeting is for the purpose of considering and voting upon the following matters:

     1. To elect four persons who will serve as directors of the Company until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualify, and one person who will serve as director of the Company until the 1999 Annual Meeting of Shareholders or until her successor is duly elected and qualifies;

     2. To ratify the selection of Dixon, Odom & Co., L.L.P. as the independent auditor for the Company for the fiscal year ending June 30, 1998; and

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Meeting.

     The Board of Directors has established September 19, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Only record holders of the Common Stock of the Company as of the close of business on that date will be entitled to vote at the Meeting or any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                    By Order of the Board of Directors


                                    /s/ John F. Burns

                                    John F. Burns
                                    Secretary

Southern Pines, North Carolina
September 26, 1997



A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                          FIRST SAVINGS BANCORP, INC.
                                PROXY STATEMENT



               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

GENERAL

     This Proxy Statement is being furnished to shareholders of First Savings Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held on Thursday, October 30, 1997, at 10:00 a.m., Eastern Time, at the Holiday Inn, U.S. Highway 1 By-Pass, Southern Pines, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on September 26, 1997.

     Other than the matters listed on the attached Notice of 1997 Annual Meeting of Shareholders, the Board of Directors knows of no matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.

REVOCABILITY OF PROXY

     A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Meeting.

SOLICITATION

     The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company, without additional compensation therefor. The Company also will request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others to send proxy material to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable out-of-pocket expenses in doing so.

VOTING SECURITIES AND VOTE REQUIRED FOR APPROVAL

     Regardless of the number of shares of the Company's common stock, no par value (the "Common Stock") owned, it is important that shareholders be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Any shareholder may vote for, against, or abstain from voting on any matter to come before the Meeting. If the enclosed proxy is properly marked, signed, dated and returned, and not revoked, it will be voted in accordance with the instructions therein. If no instructions are given, the proxy will be voted for the nominees for election to the Board of Directors named in this Proxy Statement and for the other matters described in this Proxy Statement calling for a vote of the shareholders. If instructions are given with respect to some but not all proposals, such instructions as are given will be followed, but the proxy will be voted for the proposals on which no instructions are given.

     The securities which may be voted at the Meeting consist of shares of the Common Stock, with each share entitling its owner to one vote on all matters to be voted on at the Meeting. The close of business on September 19, 1997, has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Meeting and any adjournments thereof. The total number of shares of the Common Stock outstanding on the Record Date was 3,679,185.

     The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of the Common Stock entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Since many of our shareholders cannot attend the Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those shareholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     In the election of directors, a nominee need only receive a plurality of the votes cast in the election of directors in order to be elected. As a result, those persons nominated who receive the largest number of votes will be elected as directors. Accordingly, shares not voted for any reason respecting any one or more nominees, including abstentions, will not be counted as votes against such nominees. No shareholder has the right to cumulatively vote his or her shares in the election of directors.

     The proposal to ratify the appointment of the Company's independent auditor for the fiscal year ending June 30, 1998, will be approved if the votes cast in favor of the proposal exceed the votes cast opposing the proposal. Shares not voted for any reason respecting the appointment of Dixon, Odom & Co., L.L.P. will not be counted as a vote against such appointment.

     Abstentions will be counted for purposes of determining whether a quorum is present at the Meeting. Broker non-votes will not be counted either for determining the existence of a quorum or for tabulating votes cast on any proposal.

     Proxies solicited hereby will be returned to the Board of Directors, and will be tabulated by one or more inspectors of voting designated by the Board of Directors.


                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person or group who acquires the beneficial ownership of more than 5% of the Common Stock notify the Securities and Exchange Commission (the "SEC") and the Company. Following is certain information, as of the Record Date, regarding all persons or groups, as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Common Stock.

                                 AMOUNT AND NATURE           PERCENTAGE
     NAME AND ADDRESS         OF BENEFICIAL OWNERSHIP       OF CLASS/(1)/
     ----------------         -----------------------       -------------
William E. Samuels, Jr.             190,225/(2)/                 5.07
205 S.E. Broad Street
Southern Pines, NC  28388

_____________________
/(1)/ Based upon a total of 3,679,185 shares of the Common Stock outstanding at the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipient.

/(2)/ Includes 72,000 shares which could be purchased pursuant to the exercise of stock options granted to Mr. Samuels which are vested and nonforfeitable. The number stated includes 71,305 allocated and unallocated shares held by the First Savings Bank of Moore County,

     Inc., SSB Employee Stock Ownership Plan. Mr. Samuels is a trustee of such Plan and has certain voting and investment power over such shares. A total of 4,919 shares have been allocated to Mr. Samuels under the Employee Stock Ownership Plan.

     Set forth below is certain information as of the Record Date regarding beneficial ownership of the Common Stock by each of the members of the Board of Directors (including nominees for election at the Meeting), certain executive officers of the Company, and the nominees, directors and all executive officers of the Company as a group.

                                        AMOUNT AND
                                        NATURE OF          SOLE VOTING/       SHARED VOTING/       PERCENTAGE
                                        BENEFICIAL          INVESTMENT          INVESTMENT             OF
NAME OF BENEFICIAL OWNER              OWNERSHIP/(1)/          POWER               POWER            CLASS/(2)/
------------------------              --------------       ------------       --------------       -----------
Virginia C. Brandt                          500                 500                     0               .01%
H. David Bruton                          76,984/(3)/         73,184/(3)/            3,800              2.07%
John F. Burns                           124,335/(4)/         52,530                71,805              3.36%
Felton J. Capel                           1,500                   0                 1,500               .04%
J. E. Causey                             83,342/(3)/         68,342/(3)/           15,000              2.24%
Henry A. Clayton                         62,416/(3)/         62,416/(3)/                0              1.68%
Frank G. Hardister                       56,668/(3)/         56,668/(3)/                0              1.52%
W. Harrell Johnson                       61,839/(3)/         59,509/(3)/            2,330              1.66%
Joe Montesanti, Jr.                      87,628/(3)/         77,528/(3)/           10,100              2.35%
Thomas F. Phillips                       59,212/(3)/         58,061/(3)/            1,151              1.59%
William E. Samuels, Jr.                 190,225/(5)/        118,920                71,305              5.07%
Nominees, directors and all
 executive officers of the Company      886,121/(6)/             --                    --             21.41%
 as a group (12 persons)

____________________

/(1)/ Unless otherwise noted, all shares are owned directly of record by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/(2)/ Based upon a total of 3,679,185 shares of the Common Stock outstanding at the Record Date. Assumes the exercise of only those stock options included with respect to the designated recipients.

/(3)/ Includes 45,000 shares which could be purchased pursuant to the exercise of stock options granted to the named beneficial owner.

/(4)/ Includes 24,400 shares which could be purchased pursuant to the exercise of stock options granted to Mr. Burns which are vested and nonforfeitable. The number stated includes 71,305 allocated and unallocated shares held by the First Savings Bank of Moore County, Inc., SSB Employee Stock Ownership Plan. Mr. Burns is a trustee of such Plan and has certain voting and investment power over such shares. A total of 3,758 shares have been allocated to Mr. Burns under the Employee Stock Ownership Plan.

/(5)/ Includes 72,000 shares which could be purchased pursuant to the exercise of stock options granted to Mr. Samuels which are vested and nonforfeitable. The number stated includes 71,305 allocated and unallocated shares held by the First Savings Bank of Moore County, Inc., SSB Employee Stock Ownership Plan. Mr. Samuels is a trustee of such Plan and has certain voting and investment power over such shares. A total of 4,919 shares have been allocated to Mr. Samuels under the Employee Stock Ownership Plan.

/(6)/ Includes 420,400 shares which could be purchased pursuant to the exercise of stock options granted to directors and executive officers. This amount does not include options to purchase 20,600 shares issued in the aggregate to executive officers which are not yet vested and which will only become vested upon death, disability, satisfaction of requirements for retirement and subsequent retirement, or satisfaction of requirements with respect to length of employment. The number stated includes 71,305 allocated and unallocated shares held by the First Savings Bank of Moore County, Inc., SSB Employee Stock Ownership Plan. William E. Samuels, Jr., a director and an executive officer, and John F. Burns, an executive officer, are trustees of such Plan and have certain voting and investment power over such shares.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during the fiscal year ended June 30, 1997, all but two of its executive officers and directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements. On December 13, 1996, John F. Burns sold 1,300 shares of Common Stock, which sale was not reported on a Form 5 until August 12, 1997. On May 27, 1997, H. David Bruton sold 3,000 shares and gifted 1,000 shares, which was not reported on a Form 5 until August 12, 1997.



                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

GENERAL

     The Certificate of Incorporation of the Company provides that the number of directors of the Company shall not be less than seven nor more than fifteen.
The exact number of directors shall be fixed or changed from time to time by the Board of Directors. The Board of Directors has currently fixed the size of the Board at eleven members.

     So long as the total number of directors is nine or more, the directors shall be divided into three classes. Each class of directors shall be elected for terms of three years each, or until their earlier death, resignation, retirement, removal, or disqualification or until their successors shall be elected and shall qualify.

     The Board of Directors has nominated the (i) four persons named below for election as directors to serve until the 2000 Annual Meeting of Shareholders or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify, and (ii) person named below who will serve as director of the Company until the 1999 Annual Meeting of Shareholders or until her earlier death, resignation, retirement, removal or disqualification or until her successor shall be elected and shall qualify.

     The persons named in the accompanying form of proxy intend to vote any shares of the Common Stock represented by valid proxies received by them to elect the five nominees listed below as directors, unless authority to vote is withheld or such proxies are revoked. In the event that any of the nominees should become unavailable to accept nomination or election, it is intended that the proxyholders will vote to elect in his stead such other person as the present Board of Directors may recommend. The present Board of Directors has no reason to believe that any of the nominees named herein will be unable to serve if elected to office.

     No person who is 75 years of age or older and who is not an employee of the Company is eligible for election or re-election to the Board of Directors; however, this provision does not apply to persons who were directors of the Company at the time of the Company's acquisition of First Savings Bank of Moore County, Inc., SSB (the "Bank") in September of 1995, which includes all directors and nominees except Virginia C. Brandt and Felton J. Capel.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE FOLLOWING NOMINEES FOR
                                         ---
ELECTION AS DIRECTORS.

     The following tables set forth as to each nominee and each director whose term is continuing, his name, age, principal occupation during the last five years and the year he was first elected as a director.

                                    AGE ON          PRINCIPAL OCCUPATION DURING             DIRECTOR
     NAME                       JUNE 30, 1997            LAST FIVE YEARS                      SINCE
     ----                       -------------          ----------------------                 -----
                               NOMINEE FOR TWO-YEAR TERM EXPIRING IN 1999

Virginia C. Brandt                    46          Certified Public Accountant,                 Not
                                                  Holden, Brandt & Longfellow, P.C.         Applicable

                               NOMINEES FOR THREE-YEAR TERM EXPIRING IN 2000

John F. Burns                         49          Executive Vice President,                    1995
                                                  Secretary,
                                                  Treasurer and Chief Financial
                                                  Officer of the Company and the
                                                  Bank
Felton J. Capel                       70          Owner of Century Associates of               Not
                                                  N.C., Southern Pines, North               Applicable
                                                  Carolina, a distributor of cookware
                                                  and other housewares

W. Harrell Johnson                    73          Retired dentist                              1959
Thomas F. Phillips                    51          Automobile dealer and owner of               1985
                                                  Phillips Motor Company, Carthage,
                                                  North Carolina

                               DIRECTORS WITH THREE-YEAR TERM EXPIRING IN 1999

H. David Bruton, M.D.                 62          Secretary of North Carolina                  1979
                                                  Department of Health and Human
                                                  Resources; Physician, Sandhills
                                                  Pediatrics, Inc. until December 31,
                                                  1996
Frank G. Hardister                    62          President of Powell Funeral Home             1990
                                                  in Southern Pines, North Carolina
Joe Montesanti, Jr.                   77          Retired pharmacist                           1962

                               DIRECTORS WITH THREE-YEAR TERM EXPIRING IN 1998

J. E. Causey                          82          Owner of Causey Construction and             1960
                                                  Causey Realty
Henry A. Clayton                      74          Retired merchant                             1954
William E. Samuels, Jr.               66          President and Chief Executive                1977
                                                  Officer of the Company and the
                                                  Bank

     Mr. Samuels is married to Mr. Causey's niece.

MEETINGS OF THE BOARD AND COMMITTEES OF THE BOARD

     The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors has regular monthly meetings, and held 13 meetings in the fiscal year ended June 30, 1997. No director attended fewer than 75% of the total number of Board meetings and meetings of Board committees on which he served during the year ended June 30, 1997.

     The Executive Committee generally meets weekly, has primary responsibility for approving loans and serves the role of the compensation committee. This committee also has the power to act on behalf of the full Board of Directors in the absence of a meeting of the entire Board of Directors. This committee consists of Joe Montesanti, Jr., Chairman, H. David Bruton, J. E. Causey, and William E. Samuels, Jr. During the fiscal year ended June 30, 1997 the committee met 37 times.

     The Audit Committee is responsible for supervising and consulting with the internal auditor for the Company, maintaining proper internal controls and meeting with the Company's independent auditing firm. This committee is composed of directors H. A. Clayton, Chairman, Frank G. Hardister, W. Harrell Johnson and Thomas E. Phillips. The Audit Committee met one time during the fiscal year ended June 30, 1997.

     In addition, the Board of Directors appoints a nominating committee each year prior to the annual meeting of shareholders to nominate persons for election to the Board of Directors. The composition of this committee varies from year to year. The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of shareholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to shareholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

     The Bank's board of directors has appointed two other standing committees to which certain responsibilities have been delegated--the Investment Committee and the Community Reinvestment Act Committee. The Board of Directors and the Bank's board of directors appoint other committees of its members to perform certain more limited functions from time to time and have appointed committees to administer the various employee and director benefit plans which have been established by the Bank.

BOARD OF DIRECTORS OF THE BANK

     The Bank also has a nine-member board of directors which is composed of the same persons who are now directors of the Company. It is anticipated that nominees Virginia C. Brandt and Felton J. Capel will also be elected directors of the Bank.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Members of the Board of Directors receive no fees or compensation for their service. However, all members of the Board of Directors are also directors of the Bank. During the fiscal year ended June 30, 1997, each member of the Bank's board of directors received fees of $12,000 except for (i)
J. E. Causey, Chairman of the board of directors and member of the Executive Committee, who received fees of $35,000 and (ii) the other members of the Executive Committee (except Mr. Samuels) who received fees of $26,000. Mr. Samuels and Mr. Burns received annual board fees of $12,000 per year. Mr. Samuels does not receive additional compensation for serving on the Executive Committee.

     Prior to October 1, 1996, when the Bank's Bonus Compensation Plan was terminated, but during the fiscal year ended June 30, 1997, all of the Bank's directors except Mr. Samuels and Mr. Burns received a cash bonus of $14,400, pursuant to the Bank's Bonus Compensation Plan. Mr. Samuels and Mr. Burns received a $23,040 and a $11,520 bonus, respectively, under the Bonus Compensation Plan during the fiscal year ended June 30, 1997. The Bonus Compensation Plan provided that additional incentive compensation will be payable quarterly to those directors and officers who hold unexercised stock options issued pursuant to the First Savings Bank of Moore County, Inc., SSB Non-qualified Stock Option Plan for Directors and the First Savings Bank of Moore County, Inc., SSB Employee Stock Option Plan. See "-- Directors Compensation --Directors Stock Option Plan" and "-- Employees Stock Option Plan." Under the Bonus Compensation Plan, incentive compensation was paid soon after the close of each of the Company's fiscal quarters. The amount of incentive compensation awarded quarterly to directors and officers under the Bonus Compensation Plan was equal to the number of shares subject to unexercised options granted under such plans times the amount of dividends awarded per share of the Common Stock outstanding during such immediately preceding fiscal quarter.

     DIRECTORS STOCK OPTION PLAN. Members of the Board of Directors are eligible recipients under the First Savings Bank of Moore County, Inc., SSB Non-qualified Stock Option Plan for Directors (the "Directors Plan"). Pursuant to the Directors Plan, 360,000 shares of the Common Stock have been reserved for issuance upon the exercise of stock options which were granted to non-employee directors under the Directors Plan. Of this amount, options to purchase 45,000 shares of the Common Stock have been granted to each member of the Board of Directors, other than Mr. Samuels and Mr. Burns, who received no options under the Directors Plan. The options were granted to directors in recognition of their past service to the Bank and as an incentive for their continued performance. No cash consideration was paid for the options.

     Options granted under the Directors Plan have an exercise price of $10.00 per share, the fair market value of the underlying securities on the date the options were granted. Options granted under the Directors Plan have a term of ten years and are not transferable except upon death. However, if an optionee ceases to be a director of the Bank for any reason other than death or disability and prior to attaining age 70, he must exercise his options, if at all, within three months thereafter. The options granted under the Directors Plan became vested in the recipients and nonforfeitable when they were granted. The Bank's board of directors can amend the Directors Plan at any time; however, the Bank's board of directors cannot make any change which would deprive an existing option holder of any of his rights without his consent. There are limitations on the number of amendments which may occur with respect to certain provisions of the Directors Plan. In addition, if the Bank desires for the Plan to continue to satisfy the requirements of Rule 16b-3 under the Exchange Act, shareholder approval is required for certain amendments to the Directors Plan.

     Options granted pursuant to the Directors Plan do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and are therefore non-qualified stock options. In general, the holder of a non-qualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the non-qualified stock option. If the optionee elects to pay the exercise price in whole or in part with the Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Bank generally will not recognize any income or be entitled to claim any deduction upon the grant of a non-qualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the non-qualified stock option, the Bank generally will be entitled to claim a deduction in the amount equal to such compensation income.

     Prior to October 1, 1996, when the Bank's Bonus Compensation Plan was terminated, holders of unexercised options under the Directors Plan were also entitled to receive bonus compensation paid pursuant to that Bonus Compensation Plan.

EXECUTIVE OFFICERS

     The Company has three executive officers (as such term is defined in the federal securities laws). The following table sets forth certain information with respect to those persons.

                                                                                     EMPLOYED BY
                              AGE ON              POSITIONS AND OCCUPATIONS          THE COMPANY
NAME                       JUNE 30, 1997           DURING LAST FIVE YEARS               SINCE
-------------------------  -------------  -----------------------------------------  -----------
William E. Samuels, Jr.          66       President and Chief Executive Officer             1967
                                          of the Company and the Bank
John F. Burns                    49       Executive Vice President, Secretary,              1972
                                          Treasurer and Chief Financial Officer of
                                          the Company and the Bank
Timothy S. Maples                36       Vice President, Controller and Internal           1993
                                          Auditor of the Company and the Bank/(1)/

_______________________

/(1)/ Prior to his employment with the Bank, Mr. Maples served as a Vice
      President/Commercial Lending Officer with Mid South Company (and its predecessor, First Carolina Company) and prior to that, was a public accountant with Deloitte & Touche LLP.

MANAGEMENT COMPENSATION

      SUMMARY COMPENSATION TABLE. Employees of the Company receive no compensation for their service. However, the following table shows, for the three fiscal years ending June 30, 1997, 1996, and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to William E. Samuels, Jr. and John F. Burns.

                                                                                                                        ALL OTHER
                                               ANNUAL COMPENSATION               LONG TERM COMPENSATION AWARDS         COMPENSATION
                                   --------------------------------------    -------------------------------------   ---------------

                                                                                               SECURITIES UNDERLYING
                                                                                   RESTRICTED     OPTIONS/STOCK
     NAME AND                                                        OTHER ANNUAL    STOCK     APPRECIATION RIGHTS
PRINCIPAL POSITION            YEAR        SALARY          BONUS      COMPENSATION    AWARDS    ("SARS") (IN SHARES)
---------------------------   ----   --------------   -------------  ------------  ----------  --------------------
William E. Samuels, Jr.,      1997   $ 160,257/(1)/   $ 43,091/(2)/  $             $                                  $ 18,000/(3)/
President, Chief Executive    1996     150,000/(1) /    55,738/(2)/           --         --                    --       18,000/(3)/
Officer and Director of       1995     145,560/(1) /    52,858/(2)/           --         --                    --       18,000/(3)/
 the Company and Bank

John F. Burns,                1997   $ 102,473/(1)/   $ 24,768/(4)/  $             $                                  $ 14,909/(5)/
Executive Vice President,     1996      93,000          30,852/(4)/           --         --                    --       14,921/(5)/
 Secretary, Treasurer and     1995      89,625          29,412/(4)/           --         --                    --       13,689/(5)/
 Chief Financial Officer
 of the Company and Bank

---------------------------

/(1)/ Includes directors' fees from the Bank in the amount of $12,000 for Mr. Samuels for the years ended June 30, 1997, 1996 and 1995 and $3,000 for Mr. Burns for the year ended June 30, 1997.

/(2)/ Includes annual bonus of $23,040, $36,000 and $33,120 under Bonus Compensation Plan in fiscal 1997, 1996 and 1995, respectively, and other discretionary bonuses.

/(3)/ Includes $10,356, $10,164 and $9,527 contributed or allocated by the Bank pursuant to the Bank's defined contribution profit sharing plan and $7,644, $7,836 and $8,473 contributed by the Bank pursuant to the Bank's Employee Stock Ownership Plan during fiscal 1997, 1996 and 1995, respectively. A total of 1,399 shares of Common Stock with a market value of $31,128 or $22.25 per share as of June 30, 1997, were allocated to Mr. Samuels under the Employee Stock Ownership Plan during the year ended June 30, 1997.

/(4)/ Includes annual bonus of $11,520, $18,000 and $16,560 under Bonus Compensation Plan in fiscal 1997, 1996 and 1995, respectively, and other discretionary bonuses.

/(5)/ Includes $8,578, $8,425 and $7,245 contributed or allocated by the Bank pursuant to the Bank's defined contribution profit sharing plan and $6,331, $6,496 and $6,444 contributed by the Bank pursuant to the Bank's Employee Stock Ownership Plan during fiscal 1997, 1996 and 1995, respectively. A total of 1,135 shares of Common Stock with a market value of $25,254 or $22.25 per share as of June 30, 1997, were allocated to Mr. Burns under the Employee Stock Ownership Plan during the year ended June 30, 1997.

     EMPLOYEES STOCK OPTION PLAN. Pursuant to the First Savings Bank of Moore County, Inc., SSB Employee Stock Option Plan (the "Employees Plan"), 360,000 shares of the Common Stock have been reserved for issuance upon the exercise of options which could be granted under the Employees Plan. Eleven officers of the Bank have been granted options to purchase 270,000 shares of the Common Stock.

     Options granted under the Employees Plan have a vesting schedule which provides that 20% of the options granted vested automatically on January 6, 1994, and 10% vested or will vest on each subsequent anniversary date, so that the options would be completely vested in eight years. Options become 100% vested at retirement, death or disability, if earlier. In addition, options granted under the Employees Plan immediately vest and may be exchanged for cash payments upon a "change in control" of the Bank. The definition of "change in control" in the Employees Plan is similar to that described below under the heading "-- Employment Agreements." The Board of Directors amended the vesting schedule for all of Mr. Samuels' and Mr. Burns' remaining unvested stock options on December 12, 1996. Mr. Samuels' remaining 43,200 unvested options will vest in increments of 10,000 options on January 6, 1997, 1998, 1999 and 2000, and the remaining 3,200 options will vest on January 6, 2001. Mr. Burns' remaining 21,600 unvested options will vest in increments of 10,000 options on January 6, 1997 and 1998, and the remaining 1,600 options will vest on January 6, 1999.

     The following table provides certain information with respect to the number of shares of the Common Stock represented by outstanding stock options held by Messrs. Samuels and Burns as of June 30, 1997. Also reported are the value for "in-the-money" options which represents the positive spread between the exercise price of existing stock options and the last sales price of the Common Stock as of June 30, 1997 as reported on the Nasdaq National Market. No options were exercised by either Mr. Samuels or Mr. Burns during the fiscal year ended June 30, 1997.



              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                         VALUE OF
                                                               NUMBER OF SECURITIES                     UNEXERCISED
                                SHARES                        UNDERLYING UNEXERCISED                    IN-THE-MONEY
                               ACQUIRED        VALUE              OPTIONS/SARS AT                     OPTIONS/SARS AT
     NAME                    ON EXERCISE      REALIZED            FISCAL YEAR END                   FISCAL YEAR END/(1)/
-------------               --------------  -----------  --------------------------------   -----------------------------------
                                                         EXERCISABLE       UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
                                                         -----------       --------------   --------------    ------------------
William E. Samuels, Jr.           0             0         38,800/0           33,200/0        $863,300/$0          $738,700/$0
John F. Burns                     0             0         24,400/0           11,600/0        $542,900/$0          $258,100/$0

________________

/(1)/ The exercise price of the stock options is $10.00. On June 30, 1997, the last sale price for the Common Stock as reported on the Nasdaq National Market was $22.25.


     EMPLOYMENT AGREEMENTS. The Bank has entered into employment agreements with William E. Samuels, Jr., President and Chief Executive Officer, and John F. Burns, Executive Vice President and Chief Financial Officer, in order to establish their duties and compensation and to provide for their continued employment with the Bank. Each of the agreements provides for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, the agreements will be extended for an additional year so that the remaining term will be three years unless written notice of non-renewal is given by the Bank's board of directors after conducting a performance evaluation of the employee. Mr. Samuels' agreement now provides for an annual base salary of $150,000 and Mr. Burns' agreement now provides for an annual base salary of $105,000. The agreements also provide that the base salary shall be reviewed by the Board of Directors not less often than annually. In the event of a change in control (as defined below), the employees' base salaries must be increased by at least 5% annually. In addition, the employment agreements provide for profitability and discretionary bonuses and participation in other pension, profit-sharing or retirement plans maintained by the Bank, as well as fringe benefits normally associated with such employees' offices. The employment agreements provide that they may be terminated by the Bank for cause, as defined in the agreements, and that they may otherwise be terminated by the Bank (subject to vested rights) or by the employees.

     The employment agreements provide that if employment is terminated in connection with, or within 24 months after, a change in control or if the nature of the employees' compensation, duties or benefits are diminished following a change in control, and the employees terminate their employment, the employees will be entitled to receive compensation equal to 2.99 times their average annual compensation for income tax purposes for the most recent five tax years prior to the change in control, payable in lump sum or in equal monthly payments. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of the Company, or acquires in any manner control of the election of a majority of the directors of the Company, (ii) the Company consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where the Company is not the surviving corporation in such transaction, or (iii) all or substantially all of the assets of the Company are sold or otherwise transferred to or are acquired by any other entity or group.

     Payments under the employment agreements in the event of a change in control may constitute excess parachute payments under Section 280G of the Code resulting in the imposition of excise taxes on the recipients and denial of a deduction to the Bank for all amounts in excess of the executives' average annual compensation for the five tax years preceding the change in control. Each agreement provides that benefits payable to the employee as a result of a change in control will be modified or reduced to the extent deemed to be necessary by the Bank's board of directors to avoid the imposition of excise taxes on the employee or the disallowance of a deduction to the Bank.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. The Executive Committee of the Bank's board of directors serves the role of the compensation committee. The executive committee determines the compensation of the executive officers and the Bank's other employees. During the fiscal year ended June 30, 1997, the executive committee consisted of W. Harry Fullenwider, H. David Bruton, J. E. Causey, Joe Montesanti and William E. Samuels, Jr. Mr. Samuels is also President and Chief Executive Officer of the Company and the Bank. Mr. Fullenwider died on January 16, 1997. Mr. Samuels participates in decisions of the Bank's executive committee and board of directors regarding compensation of all executive officers of the Bank other than himself. Mr. Fullenwider's law firm, Pollock, Fullenwider, Patterson & Thompson, P.A., from time to time has provided legal services to the Bank during the last fiscal year.

     REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION. It is the responsibility of the Bank's executive committee to review and evaluate performance of the Bank's executive officers. The salary of each executive officer, including Mr. Samuels, the Chief Executive Officer, is determined based upon the executive officer's contributions to the Bank's overall profitability, maintenance of regulatory compliance standards, professional leadership, and management effectiveness in meeting the needs of day to day operations. In addition, the executive officers of the Bank are eligible to receive (i) discretionary bonuses based on profit--as are all other employees --declared by the Bank's board of directors based upon after-tax net income of the Bank and
(ii) bonuses under the Bonus Compensation Plan.

                                         H. David Bruton
                                         J. E. Causey
                                         Joe Montesanti
                                         William E. Samuels, Jr.

PERFORMANCE GRAPH

     The following graph compares the Company's cumulative shareholder return on the Common Stock with a Nasdaq (U.S. companies) index and with a savings institution peer group whose stock is quoted on Nasdaq. The graph was prepared using data through June 30, 1997.

               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
                            Performance Report for
                          First Savings Bancorp, Inc.


Prepared by the Center for Research in Security Prices
Produced on August 7, 1997 including data to June 30, 1997

  Date               Company Index            Market Index        Peer Index
  ----               -------------            ------------        ----------
06/30/92                                          71.600             57.916
07/31/92                                          74.136             61.851
08/31/92                                          71.870             60.298
09/30/92                                          74.541             61.417
10/30/92                                          77.477             63.377
11/30/92                                          83.643             67.364
12/31/92                                          86.722             71.647
01/29/93                                          89.191             76.753
02/26/93                                          85.863             79.764
03/31/93                                          88.348             84.220
04/30/93                                          84.578             83.506
05/28/93                                          89.630             81.071
06/30/93                                          90.045             84.979
07/30/93                                          90.151             90.988
08/31/93                                          94.811             95.828
09/30/93                                          97.635            100.135
10/29/93                                          99.829            100.745
11/30/93                                          96.852             97.718
12/31/93                                          99.552            100.547
01/06/94                100.000                  100.000            100.000
01/31/94                100.893                  102.573            103.044
02/28/94                102.679                  101.616            101.904
03/31/94                101.786                   95.367             98.362
04/29/94                107.143                   94.130            101.712
05/31/94                108.929                   94.360            109.043
06/30/94                126.087                   90.909            112.167
07/29/94                131.491                   92.774            114.744
08/31/94                135.093                   98.688            117.490
09/30/94                140.756                   98.436            115.155
10/31/94                129.441                  100.370            108.527
11/30/94                122.199                   97.041            101.481
12/30/94                116.565                   97.313            102.558
01/31/95                114.744                   97.859            107.954
02/28/95                118.387                  103.034            114.853
03/31/95                122.837                  106.088            115.549
04/28/95                120.087                  109.427            119.822
05/31/95                122.837                  112.250            121.984

06/30/95                134.160                  121.346            126.067
  Date               Company Index            Market Index        Peer Index
  ----               -------------            ------------        ----------
07/31/95                134.160                  130.265            131.263
08/31/95                141.614                  132.905            144.466
09/29/95                144.371                  135.961            147.334
10/31/95                149.996                  135.183            145.306
11/30/95                146.246                  138.356            150.313
12/29/95                134.494                  137.620            153.722
01/31/96                145.347                  138.299            152.082
02/29/96                138.741                  143.564            155.159
03/29/96                138.953                  144.039            157.922
04/30/96                145.615                  155.989            160.474
05/31/96                146.567                  163.152            161.486
06/28/96                143.751                  155.797            163.520
07/31/96                129.280                  141.921            160.665
08/30/96                131.209                  149.872            168.926
09/30/96                140.258                  161.336            173.475
10/31/96                141.232                  159.553            180.815
11/29/96                148.050                  169.418            192.477
12/31/96                147.463                  169.264            197.150
01/31/97                147.463                  181.292            207.304
02/28/97                153.361                  171.283            221.949
03/31/97                155.917                  160.105            216.066
04/30/97                156.910                  165.115            217.642
05/30/97                158.897                  183.833            230.815
06/30/97                178.285                  189.465            250.410

                                    LEGEND

Symbol         CRSP Total Returns Index for:               06/30/92  06/30/93  06/30/94  06/30/95  06/28/96  06/30/97
------         ----------------------------                --------  --------  --------  --------  --------  --------
______   +     First Savings Bancorp, Inc.                                      126.1     134.2     143.8     178.3
 ...___ . *     Nasdaq Stock Market (US Companies)            71.6      90.0      90.9     121.3     155.8     189.5
-------- ++    NASDAQ Stocks (SIC 6030-6039 US Companies)    57.9      85.0     112.2     126.1     163.5     250.4
               Savings Institutions

NOTES:
     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.   The index level for all series was set to $100.0 on 01/06/94.

CERTAIN INDEBTEDNESS AND TRANSACTIONS OF MANAGEMENT

     The Bank makes loans to its executive officers and directors in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates, collateral and repayment terms, as those then prevailing for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Applicable regulations prohibit the Bank from making loans to its executive officers and directors at terms more favorable than could be obtained by persons not affiliated with the Bank. The Bank's policy concerning loans to executive officers and directors currently complies with such regulations.


                                  PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

     Dixon, Odom & Co., L.L.P. was the Company's independent auditor for the year ended June 30, 1997 and has been selected as the Company's independent auditor for the year ending June 30, 1998. Such selection is being submitted to the Company's shareholders for ratification. A representative of Dixon, Odom & Co., L.L.P. is expected to attend the Meeting and will be afforded an opportunity to make a statement, if he so desires, and to respond to appropriate questions from shareholders.

     As of August 29, 1996, Dixon, Odom & Co., L.L.P. was engaged as the Company's new independent auditor. Prior to that time, Deloitte & Touche LLP served as the Company's independent auditor. The decision to change independent auditors was based on several factors, including location and cost, and was approved by the Executive Committee. Deloitte & Touche LLP's report on the Company's financial statements for the fiscal years ended June 30, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such year and the subsequent interim period through August 29, 1996, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles of practice, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of such auditor, would have caused it to make reference to the subject of such disagreement in connection with its reports. During its two most recent fiscal years and the subsequent interim period ended August 29, 1996, the Company has not consulted Dixon, Odom & Co., L.L.P. with regard to either: (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement or a reportable event.



     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
                                                                  ---
RATIFICATION OF THE SELECTION OF DIXON, ODOM & CO., L.L.P. AS INDEPENDENT AUDITOR FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1998.



                PROPOSALS FOR 1998 ANNUAL SHAREHOLDERS' MEETING

     It is presently anticipated that the 1998 Annual Meeting of Shareholders will be held in October of 1998. In order for shareholder proposals to be included in the proxy materials for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than July 2, 1998, and meet all other applicable requirements for inclusion therein.

     The Company's bylaws provide that, in order to be eligible for consideration at the annual meeting of shareholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to shareholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.



                                 OTHER MATTERS

     Management knows of no other matters to be presented for consideration at the Meeting or any adjournments thereof. If any other matters shall properly come before the Meeting, it is intended that the proxyholders named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment, pursuant to the discretionary authority granted therein.



                                 MISCELLANEOUS

     The Annual Report of the Company for the year ended June 30, 1997, which includes financial statements audited and reported upon by the Company's independent auditor, is being mailed along with this Proxy Statement; however, it is not intended that the Annual Report be a part of this Proxy Statement or a solicitation of proxies.

     THE FORM 10-K FILED BY THE COMPANY WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST DIRECTED TO: FIRST SAVINGS BANCORP, INC., POST OFFICE BOX 1657, 205 S.E. BROAD STREET, SOUTHERN PINES, NORTH CAROLINA 28388-1657, ATTENTION:
WILLIAM E. SAMUELS, JR.


                                    By Order of the Board of Directors,


                                    /s/ John F. Burns

                                    John F. Burns
                                    Secretary

Southern Pines, North Carolina
September 26, 1997

                          FIRST SAVINGS BANCORP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                               OCTOBER 30, 1997

The undersigned hereby appoints H. David Bruton, J.E. Causey, Joe Montesanti, Jr. and W.E Samuels and each or any of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of First Savings Bancorp, Inc. (the "Company") to be held on October 30, 1997, at 10:00 a.m. at the Holiday Inn, U.S. Highway 1 By-Pass, Southern Pines, N.C. or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting and in their discretion, on such other business as may properly come before the meeting, as follows on the reverse side.

IF PROPERLY MARKED, DATED, SIGNED AND RETURNED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF INSTRUCTIONS ARE GIVEN WITH RESPECT TO SOME BUT NOT ALL PROPOSALS SUCH INSTRUCTIONS AS ARE GIVEN WILL BE FOLLOWED, BUT THE PROXY WILL BE VOTED FOR THE PROPOSALS AS TO WHICH NO INSTRUCTIONS ARE GIVEN. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOW OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY THE FILING OF A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE COMPANY, BY DELIVERING TO THE COMPANY A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement.

--------------------------------------------------------------------------------
   PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc should so indicate. Please sign exactly as the name appears on the proxy.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                        DO YOU HAVE ANY COMMENT?




PLEASE MARK VOTES
AS IN THIS EXAMPLE

-------------------------------
  FIRST SAVINGS BANCORP, INC.                                 1. Election of Directors.
-------------------------------                                                                             For all   With-  For All
                                                                 Term Ending at 1999 Annual Meeting:        Members   Hold   Except
                                                                 Virginia C. Brandt                          [_]       [_]     [_]

                                                                 Term Ending at 2000 Annual Meeting:
                                                                 John F. Burns    W. Harrell Johnson
                                                                 Felton J. Capel  Thomas F. Phillips

                                                                 Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box  and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

RECORD DATE SHARES:

                                                                                                            For     Against  Abstain
                                                              2  To ratify the selection of Dixon, Odom,     [_]       [_]     [_]
                                                                 & Co., L.L.P. as the independent
                                                                 auditor for the Company for the
                                                                 fiscal year ending June 30, 1998.

                                                              3  To transact such other business as may properly come before the
                                                                 Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be considered at the Meeting.

                                              ------------
  Please be sure to sign and date this Proxy                     Mark box at right if an address change or comments has        [_]
----------------------------------------------------------
                                                                 been noted on the reverse side of this card

--Stockholder sign here--------------Co-owner sign here---